Exhibit 99.1

                                                                EXECUTION COPY





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                              PURCHASE AGREEMENT

                                     among

                          PLAYBOY ENTERPRISES, INC.,

                                      and

                              UBS SECURITIES LLC,

                        BANC OF AMERICA SECURITIES LLC

                                      and

                           BEAR, STEARNS & CO. INC.,

                             as Initial Purchasers





                           Dated as of March 9, 2005


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




                                                            PURCHASE AGREEMENT



                                                                 March 9, 2005

UBS SECURITIES LLC
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
  as Initial Purchasers
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

         Playboy Enterprises, Inc., a corporation organized under the laws of Delaware, (the "Company"), proposes to issue and sell to the initial purchasers named in Schedule A hereto (the "Initial Purchasers") U.S.$100,000,000 aggregate principal amount of its 3.00% Convertible Senior Subordinated Notes due 2025 (the "Firm Notes"). In addition, the Company proposes to grant to the Initial Purchasers the option to purchase from the Company up to an additional U.S.$15,000,000 aggregate principal amount of the Company's 3.00% Convertible Senior Subordinated Notes due 2025 (the "Additional Notes"). The Firm Notes and the Additional Notes are hereinafter collectively sometimes referred to as the "Notes."

         The Notes are to be issued pursuant to an indenture (the "Indenture") to be dated as of March 15, 2005, between the Company and LaSalle Bank National Association, as trustee (the "Trustee"). The Notes will be convertible in accordance with their terms and the terms of the Indenture into cash and, if applicable, shares of the Class B common stock (the "Common Stock") of the Company, par value U.S.$0.01 per share (the "Shares").

         The Notes and the Shares will be offered without being registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), to "qualified institutional buyers" in compliance with the exemption from registration provided by Rule 144A under the Securities Act ("Rule 144A").

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be entered into at or prior to the time of purchase (as defined herein) between the Company and the Initial Purchasers (the "Registration Rights Agreement").

         In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") including or incorporating by reference a description of the terms of the Notes and the Shares, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein, if any. The terms "supplement", "amendment" and "amend" as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in such Memorandum, if any, that are filed subsequent to the date of such Memorandum with the U.S. Securities and Exchange Commission (the "Commission") pursuant to the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company and the Initial Purchasers agree as follows:

         1. Sale and Purchase: Upon the basis of the warranties and representations and subject to the other terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the aggregate principal amount of Firm Notes set forth opposite the name of such Initial Purchaser in Schedule A hereto at a purchase price of 97% of the principal amount thereof.

         In addition, solely to cover over-allotments, the Company hereby grants to the several Initial Purchasers the option to purchase from time to time, and upon the basis of the representations and warranties and subject to the other terms and conditions herein set forth, each Initial Purchaser shall have the right to purchase from time to time from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from the time of purchase (as hereinafter defined) to the additional time of purchase (as hereinafter defined), Additional Notes in an aggregate principal amount proportional to the aggregate principal amount of Firm Notes set forth opposite such Initial Purchaser's name on Schedule A hereto. This option may only be exercised by UBS Securities LLC ("UBS"), on behalf of the Initial Purchasers, at any time on or before the thirteenth day following the date the Firm Notes are issued, by written notice to the Company. Such notice shall set forth the aggregate initial principal amount of Additional Notes as to which the option is being exercised, and the date and time when the Additional Notes are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than (i) the time of purchase or (ii) the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

         2. Payment and Delivery: Payment of the purchase price for the Firm Notes shall be made to the Company by Federal (same day) funds, against delivery of the Firm Notes to you, at the offices of Latham & Watkins LLP in Chicago, Illinois, or at such other place as may be agreed upon by the parties hereto, for the respective accounts of the Initial Purchasers. Such payment and delivery shall be made at 10:00 a.m., central standard time, on March 15, 2005 (unless another time shall be agreed to by you and the Company). The time at which such payment and delivery are actually made is herein called, from time to time, the "time of purchase."

         Payment of the purchase price for the Additional Notes shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Notes.

         Certificates for the Notes shall be in definitive form or global form, as specified by you, and registered in the names and in such denominations as you shall request in writing not later than one full business day prior to the time of purchase or the additional time of purchase, as the case may be. For the purpose of expediting the checking of the certificates for the Notes by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase or the additional time of purchase, as the case may be.

         3. Representations and Warranties of the Company: The Company represents and warrants to each of the Initial Purchasers that:

         (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in any Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Preliminary Memorandum did not, as of its date, and the Final Memorandum, as amended or supplemented, does not, as of its date, and will not, at the time of purchase or at any additional time of purchase, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Final Memorandum will not contain any material statement relating to the Company that has not been disclosed to the Initial Purchasers or counsel for the Initial Purchasers prior to the date of the Final Memorandum; provided, however, that any representations and warranties set forth in this paragraph do not apply to statements or omissions in any Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by or on behalf of such Initial Purchaser expressly for use therein;

         (b) As of December 31, 2004, the Company had an authorized and outstanding capitalization as set forth under the column heading entitled "Actual" in the section of the Final Memorandum entitled "Capitalization" and, as adjusted to give effect to the transactions described in such section, including the offering of the Firm Notes and the application of the net proceeds therefrom as described in the "Use of proceeds" section of the Final Memorandum, the Company would, as of December 31, 2004, have had an authorized and outstanding capitalization as set forth under the column heading entitled "As adjusted" in the section of the Final Memorandum entitled "Capitalization"; all of the issued and outstanding shares of all classes of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any statutory or contractual preemptive rights, resale rights, rights of first refusal or similar rights;

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum;

         (d) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations or business prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"); and the Company is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not have a Material Adverse Effect;

         (e) The subsidiaries of the Company, other than those subsidiaries of the Company listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Subsidiaries"), would not, individually or in the aggregate, be a "significant subsidiary" of the Company as defined by Rule 1-02 of Regulation S-X; each Subsidiary has been duly incorporated or formed, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation and has the corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum; each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each of the Subsidiaries is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except for the capital stock of Playboy.com, Inc., a corporation organized under the laws of Delaware ("Playboy.com"), and its subsidiaries, are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims, other than those securing obligations under (i) the Indenture, dated as of March 11, 2003, as amended (the "Holdings Indenture"), between PEI Holdings, Inc., a corporation organized under the laws of Delaware ("PEI Holdings"), the Guarantors party thereto and J.P. Morgan Trust Company, National Association (as successor to Bank One, N.A.), as trustee, and (ii) the Credit Agreement, dated as of March 11, 2003 (the "Credit Agreement"), among PEI Holdings, each lender from time to time party thereto and Bank of America, N.A., as Agent (as defined therein);

         (f) Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under) its respective charter or by-laws or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except as would not have a Material Adverse Effect, and the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Indenture and the Notes and consummation of the transactions contemplated hereby and thereby, including the issuance of the Notes and the issuance of the Shares upon conversion of the Notes, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), the charter or by-laws of the Company or any of the Subsidiaries or any material federal, state, local or foreign law, regulation or rule or any material decree, judgment or order applicable to the Company or any of the Subsidiaries or, except as would not have a Material Adverse Effect, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected;

         (g) The Indenture has been duly authorized by the Company and when duly executed and delivered by the Company and duly authorized, executed and delivered by the Trustee will (assuming the Indenture is a valid and binding obligation of the Trustee) be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity;

         (h) The Registration Rights Agreement has been duly authorized by the Company and when executed and delivered by the Company and duly authorized, executed and delivered by the Initial Purchasers will (assuming the Registration Rights Agreement is a valid and binding obligation of the Initial Purchasers) be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution may be limited under applicable law;

         (i) The Notes have been duly authorized by the Company and when executed and delivered by the Company and duly authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof will (assuming the Indenture is a valid and binding obligation of the Trustee) constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture; the Shares initially issuable upon conversion of the Notes have been duly authorized and reserved for issuance upon conversion of the Notes and are sufficient in number to meet the current conversion requirements, and upon conversion of the Notes in accordance with their terms and the terms of the Indenture will be issued free of statutory and contractual preemptive rights, and such Shares, when so issued upon such conversion in accordance with the terms of the Notes and the terms of the Indenture, will be validly issued, fully paid and non-assessable;

         (j) This Agreement has been duly authorized, executed and delivered by the Company;

         (k) The terms of the Notes, the Registration Rights Agreement, the Indenture and the capital stock of the Company, including the Shares, conform in all material respects to the description thereof contained or incorporated by reference in the Final Memorandum;

         (l) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or the New York Stock Exchange or the Pacific Exchange, or approval of stockholders of the Company, is required in connection with the issuance and sale by the Company of the Notes or the issuance by the Company of Shares upon conversion of the Notes or the consummation of the transactions contemplated hereby other than (i) as may be required under the securities or blue sky laws of the various jurisdictions in which the Notes and the Shares are being offered by the Initial Purchasers and
(ii) as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and (iii) pursuant to the listing requirements of the Shares on the New York Stock Exchange and the Pacific Exchange in connection therewith;

         (m) The Company has obtained for the benefit of the Initial Purchasers the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit B-1 hereto, of each of its executive officers and directors named in Exhibit B-2 hereto;

         (n) Ernst & Young LLP, whose reports on the consolidated financial statements of the Company are included or incorporated by reference in the Memorandum, are independent public accountants with respect to the Company as required by the Securities Act and the applicable published rules and regulations thereunder;

         (o) Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals (collectively, "Consents") and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and has obtained all necessary Consents from other persons, in order to conduct its respective business as currently conducted, except where the failure to have or to have obtained such Consents or to have made such filings would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received notice of any proceedings relating to revocation or modification of any such Consent, except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

         (p) Except as described in the Memorandum, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or would be a party or to which any of their respective properties is or would be subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action suit, claim, investigation or proceeding which would not result in a judgment, decree or order either (A) having, individually or in the aggregate, a Material Adverse Effect or (B) preventing the consummation of the transactions contemplated hereby and by the Indenture, the Registration Rights Agreement and the Notes;

         (q) All tax returns required to be filed by the Company and each of the Subsidiaries have been filed, except to the extent that failure to file such tax returns would not have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto (other than those being contested in good faith and for which adequate reserves have been provided) due or claimed to be due from such entities have been paid, except to the extent that the failure to pay such taxes, assessments, interest, additions to tax and penalties would not have a Material Adverse Effect;

         (r) The Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase, except where the failure to maintain such insurance would not have a Material Adverse Effect;

         (s) Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included or incorporated by reference in the Memorandum any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, except as would not have a Material Adverse Effect;

         (t) Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

         (u) Each of the Company and the Subsidiaries owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described or incorporated by reference in the Memorandum as being owned or licensed by them or that are necessary for the conduct of their respective businesses as currently conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "Intellectual Property"); except as would not have a Material Adverse Effect, (i) there are no third parties who have or, to the Company's knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company, (ii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property which is licensed to the Company, (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim, (iv) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim, and (vi) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and neither the Company nor any of the Subsidiaries has received any written notice of infringement of or conflict with asserted intellectual property rights of any third party which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

         (v) The audited financial statements included or incorporated by reference in the Memorandum, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations and cash flows of the Company for the periods specified and, except as may be expressly stated in such related notes, have been prepared in compliance in all material respects with the requirements of the Exchange Act and in compliance with the requirements of generally accepted accounting principles applied on a consistent basis during the periods involved; except as disclosed in the Offering Memorandum, any pro forma financial statement or data included or incorporated by reference in the Memorandum complies with the requirements of Regulation S-X under the Securities Act, including without limitation Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements or data included or incorporated by reference in the Memorandum are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; and the other financial data set forth or incorporated by reference in the Memorandum present fairly, in all material respects, the data shown therein and, except as disclosed in the Memorandum, have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Memorandum or the books and records of the Company; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Memorandum;

         (w) Subsequent to the respective dates as of which information is given in the Memorandum, and except as may be otherwise stated or incorporated by reference in the Memorandum, there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, (B) any transaction which is material to the Company and the Subsidiaries, taken as a whole, (C) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of the Subsidiaries, which is material to the Company and the Subsidiaries, taken as a whole, (D) any material change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

         (x) The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of the Subsidiaries (i) has not received any notice or claim, (ii) is not a party to any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iii) is not bound by any judgment, decree or order or (iv) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

         (y) When the Notes are issued pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A) as securities that are listed on a national securities exchange registered pursuant to
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

         (z) Neither the Company nor any Affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) offered, solicited offers to buy or sold the Notes by any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

         (aa) Subject to compliance by the Initial Purchasers with their agreements set forth in Section 4 hereof, their other covenants and agreements herein, assuming the accuracy of the representations and warranties of the Initial Purchasers hereunder and subject to the obligations of the Initial Purchasers and the Company pursuant to the Registration Rights Agreement, it is not necessary, in connection with the offer, sale and delivery of the Notes to the Initial Purchasers pursuant to this Agreement, to register the Notes or the Shares deliverable upon conversion of the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

         (bb) The Company is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum, will not be subject to registration and regulation as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

         (cc) The Company and each of the Subsidiaries has good title to all property (real and personal) described or incorporated by reference in the Memorandum as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except for those securing obligations under the Holdings Indenture or the Credit Agreement and such as are described in the Memorandum or would not have a Material Adverse Effect; all the property described in the Memorandum as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, with such exceptions as would not have a Material Adverse Effect;

         (dd) Except for the Registration Rights Agreement and as disclosed in the Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities with the SEC;

         (ee) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (ff) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

         (gg) Any statistical and market related data included or incorporated by reference in the Memorandum are based on or derived from sources that the Company believes to be reliable and accurate;

         (hh) Except as contemplated by the Memorandum, neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or the Shares issued upon conversion thereof; and

         (ii) There is and has been no failure on the part of the Company and the Subsidiaries or, to the Company's knowledge, any of the officers and directors of the Company or any of the Subsidiaries, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations in connection therewith, including without limitation Section 402 related to loans and Sections 302 and 906 related to certifications.

         In addition, any certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed to be a representation and warranty by the Company as to matters covered thereby to each Initial Purchaser.

         4. Representations and Warranties of the Initial Purchasers. The Initial Purchasers propose to offer the Notes for sale upon the terms and conditions set forth in this Agreement and the Final Memorandum, and each Initial Purchaser hereby represents and warrants to and agrees with the Company that:

         (a) It will offer and sell the Notes only to persons that it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A in transactions meeting the requirements of Rule 144A in purchasing such Notes and are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer restrictions";

         (b) It is a QIB within the meaning of Rule 144A; and

         (c) It has not solicited and will not solicit, directly or indirectly, offers in the United States for, and has not offered or sold and will not offer or sell, the Notes by any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         5. Certain Covenants of the Company: The Company hereby agrees that:

         (a) The Company will prepare the Final Memorandum in a form approved by the Initial Purchasers (which approval shall not be unreasonably withheld) and will make no amendment or supplement to the Final Memorandum to which the Initial Purchasers reasonably object promptly after having been furnished such proposed amendment or supplement;

         (b) The Company will take such action as the Initial Purchasers may reasonably request to qualify the Notes and the Shares for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request in writing and will comply with such laws so as to permit the continuance of sales and dealing therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Notes; provided, that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process or subject itself to any tax in any such jurisdiction where it is not now so qualified or subject;

         (c) The Company will furnish the Initial Purchasers with as many copies of the Final Memorandum, any documents incorporated by reference therein (but not the exhibits thereto, except for any such exhibit that has been specifically incorporated by reference in the Final Memorandum) and any amendment or supplement thereto as the Initial Purchasers may from time to time reasonably request, and if, at any time prior to the completion of the resale of the Notes by the Initial Purchasers, any event shall have occurred as a result of which the Final Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Memorandum is delivered, not misleading, or if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Final Memorandum, the Company will notify the Initial Purchasers and upon the request of the Initial Purchasers will prepare and furnish without charge to the Initial Purchasers and to any dealer in securities as many copies as the Initial Purchasers may from time to time reasonably request of an amended Final Memorandum or a supplement to the Final Memorandum which will correct such statement or omission or effect such compliance;

         (d) During the period beginning from the date hereof and continuing until the date 90 days after the date of the Final Memorandum, the Company will not, without the prior written consent of UBS, issue, offer, sell, contract to sell, hypothecate, pledge, grant or sell any option, right or warrant to purchase, or otherwise dispose of, or contract to dispose of, any Shares, any securities substantially similar to the Notes or the Common Stock, including the Company's Class A common stock, par value U.S.$0.01 per share, any securities that are convertible into or exchangeable for shares of Common Stock and debt securities or any securities that are convertible into or exchangeable for the Notes or such other debt securities (other than (i) the issuance of the Notes; (ii) the issuance of Shares upon conversion of the Notes; (iii) the issuance of shares of Common Stock upon conversion or exercise of convertible or exercisable or exchangeable securities outstanding as of the date of this Agreement or (iv) the issuance of shares of Common Stock or options pursuant to employee stock option or employee stock purchase plans existing on, or upon exercise of warrants outstanding as of, the date of this Agreement), or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or Notes irrespective of whether any transaction mentioned above is to be settled by delivery of the Common Stock, the Notes or other securities, in cash or otherwise;

         (e) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and so long as any of the Notes (or Shares issued upon conversion thereof) are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, for the benefit of holders from time to time of the Notes, the Company will furnish at its expense, upon request, to holders and beneficial owners of Notes and prospective purchasers of Notes information satisfying the requirements of subsection (d)(4)(i) of Rule 144A;

         (f) The Company will use its commercially reasonable efforts to cause the Notes to be eligible for trading in PORTAL;

         (g) For a period commencing on, and ending on the third anniversary of, the time of purchase, the Company will furnish to the Initial Purchasers
(i) copies of all reports or other communications (financial or other), in each case to the extent they are publicly available, furnished to stockholders of the Company during such period, and will deliver to the Initial Purchasers as soon as they are available, and to the extent they are publicly available, copies of any reports and financial statements furnished to or filed by the Company during such period with the Commission or any securities exchange on which the Notes or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Initial Purchasers may from time to time reasonably request, to the extent such information is publicly available (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, that the filing by the company in the Commission's EDGAR system of any item described in this subsection (g) shall be deemed to satisfy the Company's obligation to furnish or deliver such item to the Initial Purchasers pursuant to this subsection
(g).

         (h) The Company will use the net proceeds received by it from the sale of the Notes pursuant to this Agreement in the manner specified in the Final Memorandum under the caption "Use of proceeds";

         (i) The Company will reserve and keep available at all times free of preemptive rights, Shares for the purpose of enabling the Company to satisfy any obligations to issue Shares upon conversion of the Notes;

         (j) The Company will use its reasonable best efforts to list, as promptly as practicable but in no event later than the time that the registration statement is declared effective in accordance with the Registration Rights Agreement, and subject to notice of issuance, the Shares on the New York Stock Exchange;

         (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including, without limitation, (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Notes and all other fees and expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the furnishing of copies thereof to the Initial Purchasers and to dealers (including costs of mailing and shipment), (ii) all costs related to the preparation, issuance, execution, authentication and delivery of the Notes and the Shares, (iii) all costs related to the transfer and delivery of the Notes to the Initial Purchasers, including any transfer or other taxes payable thereon, (iv) all expenses in connection with the qualification of the Notes and the Shares for offering and sale under state laws and the cost of printing and furnishing of copies of any blue sky or legal investment memorandum to the Initial Purchasers and to dealers (including filing fees and the reasonable and documented fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with such blue sky or legal investment memorandum), (v) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vi) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in PORTAL or any appropriate market system, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (viii) all other cost and expenses incident to the performance of the Company's obligations hereunder for which provision is not otherwise made in this Section 5(k); it being understood however, that, except as provided in this Section 5(k) or in Section 6 and Section 9, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Notes or the Shares by them and any advertising expenses connected with any offers they may make;

         (l) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the offer and sale of the Notes pursuant to this Agreement;

         (m) The Company will not solicit any offer to buy or offer or sell the Notes or the Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

         (n) During the period of two years immediately after the time of purchase or the additional time of purchase, if later, the Company will not, and will not permit any of its Affiliates, to resell any of the Notes or the Shares which constitute "restricted securities" under Rule 144 under the Securities Act that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act; and

         (o) Neither the Company nor any Affiliate will take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Notes contemplated hereby.

         6. Reimbursement of Initial Purchasers' Expenses: If the Firm Notes are not delivered for any reason other than the default by one or more of the Initial Purchasers in their obligations hereunder, the Company will reimburse the Initial Purchasers for all of their out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

         7. Conditions of Initial Purchasers' Obligations: The several obligations of the Initial Purchasers hereunder are subject to the accuracy in all material respects of the representations and warranties on the part of the Company on the date hereof and at the time of purchase. The several obligations of the Initial Purchasers at the additional time of purchase are subject to the accuracy in all material respects of the representations and warranties on the part of the Company on the date hereof, at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be. Additionally, the several obligations of the Initial Purchasers hereunder are subject to performance by the Company of its obligations hereunder and to the following conditions:

         (a) The Company shall furnish to UBS at the time of purchase and at the additional time of purchase, as the case may be, (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, addressed to the Initial Purchasers and dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, in the form as set forth in Exhibit A-1 hereto and (ii) an opinion of Howard Shapiro, Executive Vice President, Law and Administration, General Counsel and Secretary of the Company, addressed to the Initial Purchasers and dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, in the form as set forth in Exhibit A-2 hereto;

         (b) UBS shall have received on the date of this Agreement, at the time of purchase and the additional time of purchase, as the case may be, from Ernst & Young LLP a customary comfort letter dated as of the date of this Agreement, the date of the time of purchase and the date of the additional time of purchase, as the case may be, and addressed to the Initial Purchasers, in form and substance satisfactory to counsel for the Initial Purchasers;

         (c) UBS shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Latham & Watkins LLP, counsel for the Initial Purchasers, dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS;

         (d) No amendment or supplement to the Final Memorandum, or any document which upon filing with the Commission would be incorporated by reference in the Final Memorandum, shall at any time have been made or filed to which UBS has reasonably objected in writing;

         (e) At the time of purchase or the additional time of purchase, as the case may be, the Final Memorandum shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (f) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole shall have occurred;

         (g) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit C hereto;

         (h) You shall have received copies, duly executed by the Company and the other parties thereto (other than the Initial Purchasers, in the case of the Registration Rights Agreement), of the Registration Rights Agreement and the Indenture;

         (i) Each executive officer and director of the Company named in Exhibit B-2 shall have entered into a Lock-Up Agreement in the form attached as Exhibit B-1 hereto on or prior to the date hereof, and each such Lock-Up Agreement shall have been delivered to you and shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be;

         (j) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Final Memorandum as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request;

         (k) The Notes shall have been designated for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase; and

         (l) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary of the Company by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) promulgated under the Securities Act.

         8. Termination: The several obligations of the Initial Purchasers hereunder shall be subject to termination in the absolute discretion of UBS or any group of Initial Purchasers (which may include UBS) that has agreed to purchase in the aggregate a majority of the Notes, if, (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Final Memorandum, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS' judgment or in the judgment of such group of Initial Purchasers, make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Final Memorandum; (y) at any time since the time of execution of this Agreement and prior to the time of purchase or, with respect to the purchase of any Additional Notes, the additional time of purchase, as the case may be, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' judgment or in the judgment of such group of Initial Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Final Memorandum; or (z) between the time of execution of this Agreement and the time of purchase or, with respect to the purchase of any Additional Notes, the additional time of purchase, as the case may be, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act.

         If you elect to terminate this Agreement as provided in this Section 8, the Company shall be notified as provided for herein.

         If the sale to the Initial Purchasers of the Notes, as contemplated by this Agreement, is not carried out by the Initial Purchasers for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply and does not comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(k), 6 and 9 hereof), and the Initial Purchasers shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         9. Indemnity by the Company and the Initial Purchasers:

         (a) The Company agrees to indemnify, defend and hold harmless each Initial Purchaser, its directors and officers, and any person who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, an "Initial Purchaser Indemnified Party"), and the successors and assigns of all the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Initial Purchaser Indemnified Party or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Memorandum, as amended or supplemented, if applicable, or arises out of or is based upon any omission or alleged omission to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from and in conformity with information furnished in writing by or on behalf of any Initial Purchaser to the Company expressly for use therein; provided, however, that the foregoing indemnity with respect to any Preliminary Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) from whom the person asserting any such loss, damage, expense, liability or claim purchased Notes if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Memorandum is eliminated or remedied in the Final Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the Final Memorandum (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Notes to such person, if the Company shall have provided the Initial Purchasers copies of such Final Memorandum in sufficient quantities and on a timely basis to permit such Final Memorandum to be furnished at or prior to such written confirmation;

         (b) Each Initial Purchaser severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (each, a "Company Indemnified Party") from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Company Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Initial Purchaser to the Company expressly for use in any Memorandum or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in connection with such information.

         (c) If any action, suit or proceeding (each, a "Proceeding") is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 9, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of the institution of such Proceeding and such Indemnifying Party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses of such counsel; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise, except to the extent such omission results in actual material prejudice to the Indemnifying Party. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within 30 days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon written advice of counsel that there may be defenses available to it that are different from, additional to, or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of such Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof, provided that the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such Proceeding). An Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with the written consent of such Indemnifying Party, such Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement (other than the portion of such fees and expenses that the Indemnifying Person is contesting in good faith) and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days' prior notice of its intention to settle. An Indemnifying Party shall not, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

         (d) If the indemnification provided for in this Section 9 is unavailable to an Indemnified Party under subsections (a) and (b) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of Initial Purchasers' discounts and commissions but before deducting expenses) received by the Company bear to the discounts and commissions received by the Initial Purchasers. The relative fault of the Company on the one hand and of the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

         (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Notes they have purchased hereunder, and not joint. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f) The indemnity and contribution agreements contained in this
Section 9 and the covenants, warranties and representations of the Company and the Initial Purchasers contained in this Agreement shall remain in full force and effect (regardless of any investigation made by or on behalf of any Initial Purchaser, its directors or officers or any person who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act), and shall survive any termination of this Agreement or the issuance and delivery of the Notes. The Company and the Initial Purchasers agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the issuance and sale of the Notes, or in connection with any Memorandum.

         10. Effectiveness; Increase in Initial Purchasers' Commitments: This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         Subject to Sections 7 and 8, if, at the time of purchase, or the additional time of purchase, as the case may be, any Initial Purchaser shall default in its obligation to take up and pay for the Notes to be purchased by it at such time hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the aggregate principal amount of Notes which all Initial Purchasers so defaulting shall have agreed but failed to take up and pay for at such time does not exceed 10% of the total aggregate principal amount of Notes to be purchased at such time, the non-defaulting Initial Purchasers shall take up and pay for (in addition to the aggregate number of Notes they are obligated to purchase at such time pursuant to Section 1 hereof) the aggregate principal amount of Notes agreed to be purchased by all such defaulting Initial Purchasers at such time, as hereinafter provided. Such Notes shall be taken up and paid for by such non-defaulting Initial Purchaser or Initial Purchasers in such amount or amounts as you may designate with the consent of each Initial Purchaser so designated or, in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Initial Purchasers pro rata in proportion to the aggregate principal amount of Firm Notes set opposite the names of such non-defaulting Initial Purchasers in Schedule A.

         Without relieving any defaulting Initial Purchaser from its obligations hereunder, the Company agrees with the non-defaulting Initial Purchasers that it will not sell any Firm Notes hereunder unless all of the Firm Notes are purchased by the Initial Purchasers (or by substituted Initial Purchasers selected by you with the approval of the Company or selected by the Company with your approval).

         If a new Initial Purchaser or Initial Purchasers are substituted by the Initial Purchasers or by the Company for a defaulting Initial Purchaser or Initial Purchasers in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Final Memorandum and other documents may be effected.

         The term "Initial Purchaser" as used in this Agreement shall refer to and include any Initial Purchaser substituted under this Section 10 with like effect as if such substituted Initial Purchaser had originally been named in Schedule A.

         If, at the time of purchase, the aggregate principal amount of Firm Notes which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase exceeds 10% of the total principal amount of Firm Notes which all Initial Purchasers agreed to purchase hereunder, and if neither the non-defaulting Initial Purchasers nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Notes which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Initial Purchaser (and, assuming that the Company is not otherwise in default under this Agreement, to any defaulting Initial Purchaser) and without any liability on the part of any non-defaulting Initial Purchaser to the Company. If, at the additional time of purchase, the aggregate principal amount of Additional Notes which the defaulting Initial Purchaser or Initial Purchasers agreed to purchase exceeds 10% of the total principal amount of Additional Notes which all Initial Purchasers agreed to purchase hereunder, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Notes or (b) purchase not less than the principal amount of Additional Notes that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

         11. Information Furnished by the Initial Purchasers: The statements set forth in the fourteenth paragraph under the caption "Plan of distribution" in the Final Memorandum constitute the only information furnished by or on behalf of the Initial Purchasers.

         12. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Initial Purchasers, shall be sufficient in all respects if delivered or sent to c/o UBS Securities LLC, 299 Park Avenue, New York, New York 10171,
Attention: Syndicate Department, facsimile no. (212) 821-3285, with a copy to (for informational purposes only): Attention: Legal Department, facsimile no.
(212) 821-4042 and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 680 North Lakeshore Drive, Chicago, Illinois 60611, Attention: General Counsel, facsimile no. (312) 266-2042.

         13. Governing Law and Construction: This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         14. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Initial Purchasers and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Initial Purchasers) shall acquire or have any right under or by virtue of this Agreement.

         15. Counterparts: This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

         16. Submission to Jurisdiction: Except as set forth below, no Proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Initial Purchasers. The Company hereby waives all right to trial by jury in any Proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing correctly sets forth the understanding between the Company and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Initial Purchasers.

                                           Very truly yours,

                                           PLAYBOY ENTERPRISES, INC.


                                           By: /s/ Robert D. Campbell
                                               ----------------------------
                                               Name:   Robert D. Campbell
                                               Title:  Senior Vice President,
                                                       Treasurer and Strategic
                                                       Planning and Assistant
                                                       Secretary


Accepted and agreed to as of the date
first above written on behalf of
itself and the other Initial Purchasers
named in Schedule A hereto:

UBS SECURITIES LLC


By: /s/ James Nappo
    ----------------------------
    Name:   James Nappo
    Title:  Managing Director


By: /s/ David Dolezal
    ---------------------------
    Name:   David Dolezal
    Title:  Director

                                                                    SCHEDULE A





                                                     Principal Amount of
Initial Purchasers                                       Firm Notes
------------------                                   -------------------

UBS SECURITIES LLC                                 U.S.$  80,000,000

BANC OF AMERICA SECURITIES LLC                            10,000,000

BEAR, STEARNS & CO. INC.                                  10,000,000

         Total                                     U.S.$  100,000,000
                                                       ==============

                                                                   EXHIBIT A-1

         [Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP]

         1. The Company is validly existing and in good standing under the laws of the State of Delaware.

         2. The Company has an authorized capitalization as set forth in the Memorandum.

         3. The Company has the corporate power and corporate authority to execute and deliver each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement and to consummate the transactions contemplated thereby.

         4. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

         5. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         7. The Notes have been duly authorized and executed by the Company and, when issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

         8. The Shares initially issuable upon conversion of the Notes have been duly authorized by all necessary corporate action and, when issued upon conversion of the Notes in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the DGCL, the Certificate of Incorporation or the Bylaws. The resolutions of the Board of Directors of the Company approving the issuance of the Notes have reserved the Shares initially issuable upon conversion of the Notes for issuance.

         9. The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Memorandum under the caption "Description of capital stock."

         10. The execution and delivery by the Company of each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement and the performance by the Company of its obligations under each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement, each in accordance with its terms, do not conflict with the Certificate of Incorporation or Bylaws.

         11. Except as would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, the execution and delivery by the Company of each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement and the performance by the Company of its obligations under each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement, each in accordance with its terms, will not violate or conflict with, or result in any contravention of, any applicable law.

         12. Except as would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole, no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement by the Company or the consummation by the Company of the transactions contemplated thereby.

         13. The Notes, the Registration Rights Agreement and the Indenture conform, in all material respects, as to legal matters to the description thereof contained in the Offering Memorandum under the heading "Description of notes."

         14. The Company is not and, solely upon application of the proceeds as described under the caption "Use of proceeds" in the Memorandum will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

         15. Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 3 of the Purchase Agreement and of the Initial Purchasers in Section 4 of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in the Purchase Agreement and the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 4 of the Purchase Agreement,
(iii) compliance by the Company and the Initial Purchasers with the offering and transfer procedures and restrictions described in the Memorandum and the Purchase Agreement, (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement and the Memorandum by purchasers to whom the Initial Purchasers initially resell the Notes and (v) that purchasers to whom the Initial Purchasers initially resell the Notes receive a copy of the Memorandum prior to confirmation of such sale, the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Memorandum and the initial resale of the Notes by the Initial Purchasers in the manner contemplated in the Memorandum and the Purchase Agreement, do not require registration under the Securities Act, and, prior to the effectiveness of the Initial Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture does not require qualification under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion as to any subsequent reoffer or resale of any Note.

         16. The statements in the Memorandum under the heading "Certain US federal tax considerations," insofar as such statements constitute a summary of the U.S. federal income tax laws referred to therein, summarize accurately in all material respects the U.S. federal income tax laws referred to therein

         17. Based upon our participation in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Memorandum and related matters were discussed, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum (except to the extent stated in paragraphs 9 and 13 above), no facts have come to our attention that have caused us to believe that the Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial data included or incorporated by reference therein or excluded therefrom).

                                                                   EXHIBIT A-2


                   [Form of Opinion of Howard Shapiro, Esq.]


         1. The Company and each Subsidiary set forth on Schedule I hereto has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as applicable, and is in good standing under the laws of the State of Delaware (with such exceptions as would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole), with the corporate power and corporate authority to own its properties and conduct its business as described in the Memorandum.

         2. Based solely upon a review of the Schedule II Certificates, each Subsidiary set forth on Schedule II hereto is validly existing as a corporation or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of incorporation or formation, as applicable (with such exceptions as would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole).

         3. To my knowledge, the Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it conducts business and in which failure to so qualify or be in good standing would reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

         4. All of the shares of capital stock of the Company issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and non-assessable, and free and clear of any preemptive rights or any similar rights arising under the General Corporation Law of the State of Delaware or under the certificate of incorporation or bylaws of the Company.

         5. All of the issued shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and, except for the capital stock of Playboy.com, Inc. and its subsidiaries (on account of the ownership of Playboy.com, Inc. Series A Preferred Stock by third parties) and except as set forth in the Memorandum, are owned directly or indirectly by the Company and, to my knowledge, free and clear of any lien, charge, mortgage, pledge, security interest, claim or encumbrance.

         6. Other than as set forth in the Memorandum, there are no suits or proceedings pending or, to my knowledge, threatened against the Company or any of the Subsidiaries or any property of the Company or any of the Subsidiaries before any court, arbitrator or by or before any administrative agency or governmental authority, except as would not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or prevent the Company from performing its obligations under the Transaction Documents.

         7. Neither the Company nor any of the Subsidiaries is in violation of its respective charter or by-laws or similar organizational documents or, to my knowledge, any law, administrative regulation or administrative or court decree or judgment applicable to the Company or any of the Subsidiaries. To my knowledge, neither the Company nor any of the Subsidiaries is in default under any agreement to which it is a party, except, in each case, as would not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or materially to impair the Company's ability to perform its obligations under each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement.

         8. The execution and delivery by the Company of each of the Purchase Agreement, the Notes, the Indenture and the Registration Rights Agreement and the consummation by the Company of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, any indenture, note, mortgage, deed of trust, loan or credit agreement or other agreement or instrument identified on Schedule III hereto.

         9. The documents filed under the Exchange Act and incorporated by reference in the Memorandum (except that in each case I do not express any opinion as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder.

         10. The statements appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 under the headings "Business--Legal Proceedings," insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, are accounts and fairly summarize the matters referred to therein.

         11. In addition, I have participated in conferences with officers and other representatives of the Company, special counsel for the Company, representatives of the independent accountants of the Company and with the Initial Purchasers and counsel for the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed. I have reviewed the documents incorporated by reference in the Memorandum and discussed the business and affairs of the Company with officers and other representatives of the Company. Although I am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Memorandum and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to my attention that have led me to believe that the Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that I express no opinion or belief with respect to the financial statements, schedules and other financial data derived therefrom included or incorporated by reference therein or excluded therefrom.

                                                                   EXHIBIT B-1


                          [Form of Lock-Up Agreement]

                                                               ___, 2005


UBS Securities LLC
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
c/o UBS Securities LLC
299 Park Avenue
New York, NY  10171

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the consummation of the transactions contemplated by the proposed Purchase Agreement (the "Purchase Agreement") between Playboy Enterprises, Inc., a corporation organized under the laws of Delaware (the "Company"), and you, as the Initial Purchasers named therein, relating to an offering without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on Rule 144A and Regulation D under the Act, of Convertible Senior Subordinated Notes due 2025 (the "Notes") of the Company.

         I agree that I will not, for a period commencing on the date hereof and ending 90 days after the date of the Final Memorandum (as defined in the Purchase Agreement), without the prior written consent of UBS Securities LLC, offer to sell, sell, contract to sell, hypothecate, pledge, sell or grant any option, right or warrant to purchase, or otherwise dispose of, or contract to dispose of, any shares of Class A or Class B common stock of the Company, par value U.S.$0.01 per share (the "Common Stock"), any securities substantially similar to the Notes or the Common Stock or any securities that are convertible into or exchangeable for the Notes or shares of Common Stock, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of the ownership of Common Stock or Notes irrespective of whether any transaction mentioned above is to be settled by delivery of Common Stock, Notes or other securities, in cash or otherwise. The foregoing notwithstanding, the undersigned may (a) make gifts or transfers of shares of Common Stock to, or for the benefit of, (i) family members, charitable institutions, and trusts, limited partnerships or other entities created for estate planning purposes, the principal beneficiaries of which are family members or charitable institutions, or (ii) corporations, partnerships, limited liability companies or other entities to the extent such entities are wholly owned by the undersigned and/or any of the persons or entities described in the immediately preceding clause (i), in each case subject to the condition that any such family member or charitable institution or other donee or transferee shall execute an agreement with the Initial Purchasers stating that such donee or transferee is receiving and holding the Common Stock subject to the provisions of this agreement and (b) transfer shares of Common Stock by will or intestate succession, subject to the condition that the transferee shall execute an agreement with the Initial Purchasers stating that such transferee is receiving and holding the Common Stock subject to the provisions of this agreement.

         If (a) the Company notifies you in writing prior to the time of purchase that it does not intend to proceed with the offering of the Notes or
(b) for any reason the Purchase Agreement shall be terminated prior to the time of purchase (as defined in the Purchase Agreement), the agreement set forth above shall be terminated.

                                                    Very truly yours,


                                                    --------------------------
                                                    Name:
                                                    Title:

                                                                   EXHIBIT B-2

                 List of Parties to Execute Lock-Up Agreements

 Name                                Position(s)

1.       Dennis S. Bookshester       Director

2.       David I. Chemerow           Director

3.       Donald G. Drapkin           Director

4.       James F. Griffiths          Senior Executive Vice President and
                                     President, Playboy Entertainment Group

5.       Linda G. Havard             Executive Vice President,
                                     Finance and Operations and Chief
                                     Financial officer

6.       Christie Hefner             Chairman of the Board and Chief
                                     Executive Officer

7.       Hugh M. Hefner              Editor-in-Chief

8.       Jerome Kern                 Director

9.       Martha O. Lindeman          Senior Vice President, Corporate
                                     Communications and Investor Relations

10.      Russell I. Pillar           Director

11.      Sol Rosenthal               Director

12.      Richard S. Rosenzweig       Executive Vice President

13.      Howard Shapiro              Executive Vice President, Law and
                                     Administration, General Counsel
                                     and Secretary

14.      Alex Vaickus                Executive Vice President and
                                     President, Global Licensing

                                                                     EXHIBIT C

                             Officer's Certificate


         1. I have reviewed the Final Memorandum.

         2. The representations and warranties of the Company as set forth in the Purchase Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

         3. The Company has performed all of its obligations under the Purchase Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

         4. The conditions set forth in paragraphs (d) and (e) of Section 7 of the Purchase Agreement have been met.

         5. The financial statements and other financial information included in the Final Memorandum present fairly in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Final Memorandum.